SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 16, 2000



                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




          Maryland                      1-11527                04-3262075
(State or other jurisdiction          (Commission           (I.R.S. employer
     of incorporation)                file number)       identification number)




  400 Centre Street, Newton, Massachusetts                        02458
  (Address of principal executive offices)                      (Zip code)




        Registrant's telephone number, including area code: 617-964-8389
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Item 5. Other Events

         (a) Re-election of Trustees. At the Company's regular annual meeting of shareholders held on May 16, 2000, Messrs. William J. Sheehan and Gerard M. Martin were re-elected trustees (52,526,067 voted for and 601,053 abstained from voting for Mr. Sheehan, and 52,306,954 voted for and 820,165 abstained from voting for Mr. Martin). The term of Messrs. Sheehan and Martin will extend until the Company's annual meeting of shareholders in 2003. Messrs. Arthur G. Koumantzelis, John L. Harrington and Barry M. Portnoy continue to serve as trustees with terms expiring in 2001, 2002 and 2002, respectively.

         (b) Issuance of Incentive Shares. On May 16, 2000, pursuant to the Company's incentive share award plan, the Company's three independent trustees each received a grant of 300 common shares of beneficial interest, par value $.01 per share, valued at $23.1875 per share, the closing price of the common shares on the New York Stock Exchange on May 16, 2000. The grants were made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

         (c) Family Relationship. Ethan S. Bornstein, a Vice President of the Company, was married in May 2000 to the daughter of Barry M. Portnoy, one of the Company's managing trustees.

         (d) Amended and Restated Bylaws. The Board of Trustees of Hospitality Properties Trust (the "Company") has amended and restated the Company's Bylaws. The following is a summary of certain provisions of the Bylaws, as amended. Because it is a summary, it does not contain all of the information which may be important to a shareholder or other investor. For more information, the Company refers to the full text of its amended and restated Bylaws which are being filed as an exhibit to this Current Report on Form 8-K.

o The Company has elected to be subject to Section 3-804(b) and (c) of Title 3, Subtitle 8 of the Maryland General Corporation Law which (1) provide that the number of trustees may be fixed only by a vote of the Board of Trustees; and (2) provide that vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum.

o The amended Bylaws provide that nomination of persons for election to the Board of Trustees at an annual meeting of shareholders and business to be transacted by the shareholders at an annual meeting of shareholders may be properly brought before the meeting only (1) pursuant to the Company's notice of meeting, (2) by or at the direction of the Board of Trustees, or
     (3) by any shareholder who is a shareholder of record both at the time of giving of the advance notice described below and at the time of the annual meeting, who is entitled to vote at the meeting and who complies with the advance notice and other applicable terms and provisions set forth in the Bylaws. No business may be transacted at a special meeting of shareholders except as specifically designated in the notice of the meeting. Nominations of persons for election to the Board of Trustees at a special meeting of shareholders at which trustees are to be elected may be made only (1) pursuant to the Company's notice of meeting; (2) by or at the direction of the Board of Trustees, or (3) by any shareholder who is a shareholder of record both at the time of giving of the advance notice described below and at the time of the special meeting, who is entitled to vote at the meeting and who complies with the advance notice and other applicable terms and provisions set forth in the Bylaws.

o The amended Bylaws require a shareholder who is nominating a person for election to the Board of Trustees at an annual meeting or proposing business to be transacted at an annual meeting to give notice of such nomination or proposal to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Company. The public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time will not commence a new time period for the giving of a shareholder's notice. If the number of trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Company of such action or specifying the size of the increased Board of Trustees at least one hundred (100) days prior to the first anniversary of the date of mailing of notice for the preceding year's annual meeting, a shareholder's notice also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the secretary at the Company's principal executive offices not later than the close of business on the 10th day immediately following the day on which such public announcement first is made by the Company.

o The amended Bylaws require a shareholder who is nominating a person for election to the Board of Trustees at a special meeting at which trustees are to be elected to give notice of such nomination to the secretary of the Company at its principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting or (2) the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the trustees to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting to a later date or time will not commence a new time period for the giving of a shareholder's notice as described above.

o The amended Bylaws provide that a shareholder's notice of a nomination for election to the Board of Trustees or of a proposal of business to be transacted at a shareholders meeting must be in writing and must include:

     o as to each person whom the shareholder proposes to nominate for election or reelection as a trustee, (1) the person's name, age, business address and residence address, (2) the class and number of shares of beneficial interest of the Company that are beneficially owned or owned of record by such person and (3) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A or any successor provision under the Securities Exchange Act of 1934, including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected;

     o as to any business that the shareholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of such shareholder in such business (including any anticipated benefit to the shareholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and

     o as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such shareholder, as they appear on the Company's share ledger and current name and address, if different, of any such beneficial owner and (2) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and any such beneficial owner.

o The amended Bylaws provide that, at the same time as or prior to the submission to the Board of Trustees of any shareholder proposal of business to be conducted at an annual or special meeting of the shareholders that, if approved or implemented, would cause the Company to be in breach of a covenant under any existing or proposed debt instrument or agreement with any lender, the proponent shareholder must submit to the secretary of the Company at the principal executive offices of the Company evidence satisfactory to the Board of Trustees of the lender's willingness to waive the breach or a plan for repayment of affected indebtedness which is satisfactory to the Board of Trustees and which specifically identifies the source of funds to be used in the repayment and presents evidence satisfactory to the Board of Trustees that the identified funds could be applied by the Company to the repayment.

o The amended Bylaws provide that, at the same time as or prior to the submission to the Board of Trustees of any shareholder proposal of business to be conducted at an annual or special meeting of the shareholders that, if approved, could not be implemented by the Company without notifying or obtaining the consent or approval of any regulatory body, the proponent shareholder must submit to the secretary of the Company at the principal executive offices of the Company evidence satisfactory to the Board of Trustees that any and all required notices, consents or approvals have been given or obtained or a plan, satisfactory to the Board of Trustees, for making the requisite notices or obtaining the requisite consents or approvals, as applicable, prior to the implementation of the proposal.

o The amended Bylaws provide that the Company is not required to include in its proxy statement a shareholder nomination of persons for election to the Board of Trustees or a shareholder proposal of business to be brought before an annual or special meeting of shareholders, unless the proponent shareholder has complied with (1) all applicable requirements of state and federal law and the rules and regulations thereunder, including Rule 14a-8 or any successor provision under the Securities Exchange Act of 1934, and
     (2) the
     advance notice and the other applicable procedures and requirements set forth in the Bylaws. This Bylaw provision does not affect any right of the Company to omit a shareholder proposal from the Company's proxy statement under the Securities Exchange Act of 1934, including nominations of persons for election to the Board of Trustees and business to be brought before the shareholders at an annual or special meeting of shareholders.

o The amended Bylaws include provisions to clarify the organization and conduct of meetings of shareholders. These include, among other things, that:

     o meetings of shareholders will be conducted by an individual appointed by the trustees to be chairperson of the meeting or, in the absence of such appointment or the absence of the appointed individual, by specified officers of the Company or, in the absence of such officers, a chairperson chosen by the shareholders by the vote of holders of shares of beneficial interest representing a majority of the votes cast by shareholders present in person or represented by proxy;

     o the order of business and all other matters of procedure at any meeting of shareholders will be determined by the chairperson of the meeting;

     o the chairperson of the meeting may prescribe such rules, regulations and procedures and take such actions as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (1) restricting admission to the time set for the commencement of the meeting; (2) limiting attendance at the meeting to shareholders of record of the Company, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (3) limiting participation at the meeting on any matter to shareholders of record of the Company entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (4) limiting the time allotted to questions or comments by participants; (5) maintaining order and security at the meeting; (6) removing any shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (7) recessing or adjourning the meeting to a later date and time and place announced at the meeting; and

     o unless otherwise determined by the chairperson of the meeting, meetings of shareholders are not required to be held in accordance with the rules of parliamentary procedure or any established rules of order.

         As stated in the Company's proxy statement dated March 31, 2000 relating to the annual meeting of shareholders held on May 16, 2000, shareholder proposals intended to be presented at the Company's 2001 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Company at its principal executive offices not later than December 1, 2000.

         Under the amended Bylaws, in order to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, notice of a shareholder proposal intended for presentation at the Company's 2001 Annual Meeting of Shareholders made outside of Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Company no later than January 2, 2001 and no earlier than December 1, 2000, rather than respective dates which were specified in the Company's proxy statement dated March 31, 2000, and must be made in accordance with the provisions, requirements and procedures set forth in the Company's amended Bylaws.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  3.1      Amended and Restated Bylaws of the Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HOSPITALITY PROPERTIES TRUST



                                      By: /s/ Thomas M. O'Brien
                                           Thomas M. O'Brien
                                           Treasurer and Chief Financial Officer

Date:  June 30, 2000


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